COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	66.2%
COMMUNICATIONS—TOWERS	10.2%
American Tower Corp.(a),(b)		310,022	$66,561,723
Crown Castle International Corp.(a),(b)		234,765	33,935,281

			100,497,004

REAL ESTATE	56.0%
DATA CENTERS	5.0%
Digital Realty Trust, Inc.(a),(b)		233,435	23,152,083
Equinix, Inc.(a),(b)		46,036	26,187,118

			49,339,201

HEALTH CARE	6.9%
Healthcare Realty Trust, Inc., Class A(a)		575,334	11,995,714
Healthpeak Properties, Inc.(a),(b),(c)		380,823	8,728,463
Ventas, Inc.(a),(b)		113,310	4,551,663
Welltower, Inc.(a)		675,869	43,471,894

			68,747,734

HOTEL	1.4%
Host Hotels & Resorts, Inc.(a),(b)		857,000	13,609,160

INDUSTRIALS	9.3%
Americold Realty Trust, Inc.(a),(b)		583,096	14,344,162
BG LLH, LLC (Lineage Logistics)(d)		61,115	4,822,545
Duke Realty Corp.(a),(b)		553,557	26,681,447
Prologis, Inc.(a)		457,961	46,528,838

			92,376,992

NET LEASE	5.8%
NETSTREIT Corp.(a)		249,581	4,445,038
Realty Income Corp.(a),(b)		647,813	37,702,717
Spirit Realty Capital, Inc.(a),(b)		295,869	10,698,623
VICI Properties, Inc.(a),(b)		166,583	4,972,502

			57,818,880

OFFICE	0.5%
Highwoods Properties, Inc.(a)		188,322	5,077,161

RESIDENTIAL	13.5%
APARTMENT	7.6%
Apartment Income REIT Corp.(a),(b)		211,916	8,184,196
Camden Property Trust(a)		118,466	14,150,764
Essex Property Trust, Inc.(a)		55,536	13,452,485

		Shares	Value
Mid-America Apartment Communities, Inc.(a),(b)		115,242	$17,870,577
UDR, Inc.(a),(b)		520,786	21,721,984

			75,380,006

MANUFACTURED HOME	1.7%
Sun Communities, Inc.(a),(b)		124,281	16,818,948

SINGLE FAMILY	4.2%
Invitation Homes, Inc.(a),(b)		1,220,390	41,212,570

TOTAL RESIDENTIAL			133,411,524

SELF STORAGE	7.3%
Extra Space Storage, Inc.(a),(b)		177,462	30,649,462
Public Storage(a),(c)		144,067	42,184,258

			72,833,720

SHOPPING CENTERS	4.6%
COMMUNITY CENTER	1.3%
Kimco Realty Corp.(a)		722,080	13,293,493

REGIONAL MALL	3.3%
Simon Property Group, Inc.(a),(b)		359,061	32,225,725

TOTAL SHOPPING CENTERS			45,519,218

SPECIALTY	1.0%
Lamar Advertising Co., Class A(a)		123,427	10,181,493

TIMBER	0.7%
Weyerhaeuser Co.(a),(b)		224,975	6,425,286

TOTAL REAL ESTATE			555,340,369

TOTAL COMMON STOCK (Identified cost—$543,136,174)			655,837,373

PREFERRED SECURITIES—$25 PAR VALUE	12.1%
BANKS	2.2%
Bank of America Corp., 6.00%, Series GG(e)		60,234	1,439,592
Dime Community Bancshares, Inc., 5.50%(e)		89,986	1,770,025
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series J(e),(f)		33,133	819,379
KeyCorp., 6.20% to 12/15/27(e),(f)		50,874	1,233,694
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(a),(e),(f)		87,121	2,149,275
PacWest Bancorp, 7.75% to 9/1/27, Series A(a),(e),(f)		80,000	2,008,800
Regions Financial Corp., 6.375% to 9/15/24, Series B(e),(f)		69,345	1,775,232
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(e),(f)		72,265	1,621,626

		Shares	Value
Signature Bank/New York NY, 5.00%, Series a(e)		103,174	$1,810,704
Synovus Financial Corp., 5.875% to 7/1/24, Series E(e),(f)		47,000	1,151,970
Texas Capital Bancshares, Inc., 5.75%, Series B(e)		142,300	3,008,222
Washington Federal, Inc., 4.875%, Series A(e)		48,643	957,781
Wells Fargo & Co., 4.70%, Series AA(e)		60,000	1,111,800
Wells Fargo & Co., 6.625% to 3/15/24, Series R(e),(f)		408	10,343
Western Alliance Bancorp, 4.25% to 9/30/26, Series A(e),(f)		67,626	1,482,362

			22,350,805

ELECTRIC—FOREIGN	0.4%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)(e)		36,400	708,708
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		81,825	1,362,386
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(e)		93,591	1,571,393

			3,642,487

FINANCIAL	2.0%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Federal Agricultural Mortgage Corp., 4.875%, Series G(e)		93,596	1,793,300
Synchrony Financial, 5.625%, Series A(e)		90,000	1,647,000

			3,440,300

INVESTMENT ADVISORY SERVICES—FOREIGN	0.2%
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)		88,400	1,600,924

INVESTMENT BANKER/BROKER	1.5%
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b),(e),(f)		157,625	3,953,235
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b),(e),(f)		245,702	6,073,753
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(e),(f)		59,056	1,430,927
Morgan Stanley, 6.50%, Series P(a),(e)		138,000	3,469,320

			14,927,235

TOTAL FINANCIAL			19,968,459

INDUSTRIALS—CHEMICALS	0.9%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(e),(f)		186,577	4,638,304
CHS, Inc., 6.75% to 9/30/24, Series 3(e),(f)		141,111	3,492,497
CHS, Inc., 7.50%, Series 4(a),(e)		28,801	767,259

			8,898,060

		Shares	Value
INSURANCE	2.5%
LIFE/HEALTH INSURANCE	1.7%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(e),(f)		58,471	$1,425,523
Athene Holding Ltd., 5.625%, Series B(e)		33,926	755,871
Athene Holding Ltd., 6.375% to 6/30/25, Series C(e),(f)		61,393	1,548,332
Athene Holding Ltd., 4.875%, Series D(a),(e)		85,266	1,577,421
Brighthouse Financial, Inc., 5.375%, Series C(a),(e)		144,000	2,808,000
CNO Financial Group, Inc., 5.125%, due 11/25/60		58,124	1,140,393
Equitable Holdings, Inc., 5.25%, Series A(e)		41,557	865,632
Prudential Financial, Inc., 5.95%, due 9/1/62(a)		89,361	2,158,068
Reinsurance Group of America, Inc., 7.125% due 10/15/52(a),(f)		168,400	4,246,206

			16,525,446

MULTI-LINE	0.1%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(f)		66,750	1,444,470

PROPERTY CASUALTY	0.4%
Assurant, Inc., 5.25%, due 1/15/61(a)		31,954	679,981
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a),(e),(f)		132,981	3,118,405

			3,798,386

REINSURANCE	0.1%
Arch Capital Group Ltd., 4.55%, Series G(e)		67,650	1,269,114

REINSURANCE—FOREIGN	0.2%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)(e),(f)		88,800	2,095,680

TOTAL INSURANCE			25,133,096

INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Telephone and Data Systems, Inc., 6.625%, Series UU(e)		139,700	2,787,015
Telephone and Data Systems, Inc., 6.00%, Series VV(e)		157,363	2,926,952
United States Cellular Corp., 5.50%, due 3/1/70		128,405	2,375,493
United States Cellular Corp., 5.50%, due 6/1/70		71,578	1,324,193
United States Cellular Corp., 6.25%, due 9/1/69		119,322	2,474,738

			11,888,391

PIPELINES	0.6%
Energy Transfer LP, 7.625% to 8/15/23, Series D(a),(e),(f)		135,000	3,087,450
Energy Transfer LP, 7.60% to 5/15/24, Series E(e),(f)		111,530	2,697,911

			5,785,361

		Shares	Value
PIPELINES—FOREIGN	0.5%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(a),(f)		192,271	$4,551,054

REAL ESTATE	0.9%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(e)		76,536	3,704,342

HOTEL	0.2%
Pebblebrook Hotel Trust, 6.375%, Series G(e)		81,600	1,525,920

OFFICE	0.3%
Brookfield Property Partners LP, 5.75%, Series A(e)		104,400	1,774,800
Brookfield Property Partners LP, 6.375%, Series A2(e)		92,000	1,700,160

			3,474,960

TOTAL REAL ESTATE			8,705,222

UTILITIES	0.9%
ELECTRIC—FOREIGN	0.7%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(f)		74,199	1,802,294
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(a),(f)		136,356	3,301,179
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(e)		78,000	1,322,100
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(e)		60,941	1,074,999

			7,500,572

GAS—DISTRIBUTION	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series B(e),(f)		64,495	1,591,737

TOTAL UTILITIES			9,092,309

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$135,083,845)			120,015,244

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	62.4%
BANKS	17.5%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a),(e),(f)		$1,102,000	862,463
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a),(e),(f)		5,140,000	3,675,100
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b),(e),(f)		6,831,000	5,866,121

	Principal Amount		Value
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(e),(f)	$4,750,000		$4,556,699
Bank of America Corp., 6.125% to 4/27/27, Series TT(e),(f)	3,760,000		3,562,600
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(e),(f)	9,996,000		9,683,625
Bank of America Corp., 6.30% to 3/10/26, Series DD(e),(f)	1,821,000		1,797,873
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b),(e),(f)	6,663,000		6,554,419
Capital One Financial Corp., 3.95% to 9/1/26, Series M(e),(f)	1,842,000		1,450,575
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)(a)	4,700,000		5,025,385
Citigroup, Inc., 3.875% to 2/18/26(a),(e),(f)	7,820,000		6,468,157
Citigroup, Inc., 4.00% to 12/10/25, Series W(e),(f)	1,720,000		1,453,400
Citigroup, Inc., 4.15% to 11/15/26, Series Y(e),(f)	1,256,000		1,001,660
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(e),(f)	3,324,000		2,966,263
Citigroup, Inc., 5.95% to 1/30/23(e),(f)	1,200,000		1,188,744
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b),(e),(f)	7,800,000		7,069,118
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(e),(f)	4,935,000		4,732,665
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(e),(f)	3,750,000		3,665,625
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(e),(f)	672,000		624,960
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b),(e),(f)	4,334,000		4,188,286
CoBank ACB, 6.45% to 10/1/27, Series K(e),(f)	2,740,000		2,704,803
Comerica, Inc., 5.625% to 7/1/25, Series A(a),(e),(f)	1,730,000		1,700,954
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)(a),(g)	935,906		1,006,099
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(e),(f),(g)	2,875,000		2,745,625
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(e),(f),(g)	63,000	†	6,457,500
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)(e),(g),(h),(i)	2,500	†	2,000,938
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(e),(f)	2,744,000		2,112,880
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(e),(f)	2,039,000		1,623,554
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(e),(f)	3,283,000		3,163,991
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(e),(f)	3,543,000		3,162,104
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(e),(f)	2,290,000		2,133,484
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(e),(f)	1,204,000		1,086,460
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(e),(f)	5,330,000		5,120,131
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(e),(f)	1,705,000		1,656,067
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b),(e),(f)	12,572,000		12,465,780
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a),(e),(f)	3,215,000		2,989,950

		Principal Amount	Value
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a),(e),(f)		$3,973,000	$3,764,418
PNC Financial Services Group, Inc./The, 6.46% (3 Month US LIBOR + 3.678%) (FRN)(a),(e),(h)		3,973,000	3,961,576
Regions Financial Corp., 5.75% to 6/15/25, Series D(e),(f)		990,000	977,625
SVB Financial Group, 4.00% to 5/15/26, Series C(a),(e),(f)		4,540,000	3,452,514
SVB Financial Group, 4.25% to 11/15/26, Series D(a),(e),(f)		4,490,000	3,313,608
SVB Financial Group, 4.70% to 11/15/31, Series E(a),(e),(f)		2,390,000	1,753,003
Truist Financial Corp., 4.95% to 9/1/25, Series P(e),(f)		1,898,000	1,828,324
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(e),(f)		3,030,000	2,701,668
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b),(e),(f)		2,460,000	1,998,750
US Bancorp, 3.70% to 1/15/27, Series N(e),(f)		2,305,000	1,745,692
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(e),(f)		11,740,000	9,934,975
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(e),(f)		6,130,000	5,851,379
Wells Fargo & Co., 5.95%, due 12/1/36(a),(b)		3,700,000	3,446,967

			173,254,557

BANKS—FOREIGN	20.8%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(e),(f),(j),(k)		1,800,000	1,400,247
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(e),(f),(j),(k)		2,000,000	1,775,155
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(e),(f),(k)		3,000,000	2,610,930
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(e),(f),(j),(k)		800,000	636,249
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(e),(f),(j),(k)		1,160,000	915,863
Banco BPM SpA, 7.00% to 4/12/27 (Italy)(e),(f),(j),(k)		800,000	609,580
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(e),(f),(j),(k)		1,400,000	1,073,220
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)(e),(f),(g),(k)		1,200,000	943,995
Banco Santander SA, 4.75% to 11/12/26 (Spain)(e),(f),(k)		1,000,000	693,860
Banco Santander SA, 7.50% to 2/8/24 (Spain)(e),(f),(j),(k)		3,000,000	2,799,015
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(e),(f),(g)		4,400,000	4,421,999
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(e),(f),(j),(k)		1,600,000	1,383,203
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(e),(f),(j),(k)		3,800,000	3,502,433
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(e),(f)		2,040,000	1,826,248
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(e),(f),(k)		4,200,000	3,544,170
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)(e),(f),(j),(k)		1,600,000	1,476,079
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(e),(f),(k)		1,500,000	1,455,307
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(e),(f),(k)		8,200,000	7,627,230
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(e),(f),(k)		7,800,000	6,846,060
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(e),(f),(j),(k)		6,300,000	6,401,188
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(e),(f),(g),(k)		2,074,000	1,905,902

	Principal Amount	Value
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(e),(f),(g),(k)	$2,400,000	$2,078,228
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(e),(f),(g),(k)	6,500,000	6,152,758
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(e),(f),(g),(k)	9,800,000	9,067,940
Commerzbank AG, 7.00% to 4/9/25 (Germany)(e),(f),(j),(k)	2,000,000	1,730,120
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(e),(f),(g),(k)	4,200,000	3,875,634
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(e),(f),(g),(k)	6,000,000	5,770,686
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(e),(f),(g),(k)	5,500,000	5,314,512
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(e),(f),(g),(k)	800,000	563,773
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(e),(f),(g),(k)	4,100,000	2,993,000
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(e),(f),(g),(k)	2,800,000	2,142,187
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(e),(f),(g),(k)	1,800,000	1,659,015
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(e),(f),(g),(k)	7,400,000	6,364,000
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland(e),(f),(g),(k)	7,600,000	7,473,682
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(e),(f),(j),(k)	1,400,000	1,260,007
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(e),(f),(k)	3,200,000	2,416,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(e),(f),(k)	3,800,000	3,221,640
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2, 144A (United Kingdom)(e),(f),(g)	2,367,000	3,001,159
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(e),(f),(k)	1,800,000	1,624,185
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(e),(f),(k)	1,700,000	1,427,008
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)(f),(j)	1,600,000	1,285,590
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(e),(f),(k)	5,800,000	4,991,083
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(e),(f),(k)	2,200,000	1,968,109
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(e),(f),(j),(k)	2,000,000	1,883,142
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(e),(f),(g),(k)	3,600,000	3,002,379
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(e),(f),(k)	9,066,000	8,429,068
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(e),(f),(k)	4,000,000	3,660,000
Lloyds Banking Group PLC, 8.50% to 9/27/27 (United Kingdom)(e),(f),(k)	3,000,000	3,079,243

		Principal Amount	Value
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(e),(f),(j),(k)		$1,000,000	$896,456
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(e),(f),(k)		5,800,000	5,075,000
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(e),(f),(k)		5,100,000	4,767,250
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(e),(f),(g),(k)		2,270,000	2,107,695
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(f)		2,600,000	1,747,469
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(e),(f),(j),(k)		1,600,000	1,484,000
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(e),(f),(g),(k)		1,200,000	825,360
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(e),(f),(g),(k)		5,000,000	3,962,434
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(e),(f),(g),(k)		6,600,000	6,344,250
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(e),(f),(g),(k)		3,800,000	3,625,409
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(e),(f),(g),(k)		4,100,000	3,999,509
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(e),(f),(j),(k)		2,200,000	1,655,647
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(e),(f),(j),(k)		1,800,000	1,526,625
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(e),(f),(j),(k)		4,800,000	4,483,522
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(e),(f),(j),(k)		3,600,000	3,435,624
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(e),(f),(g),(k)		5,400,000	5,122,980
UniCredit SpA, 8.00% to 6/3/24 (Italy)(e),(f),(j),(k)		3,600,000	3,178,674
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)(e),(f),(j),(k)		1,400,000	1,349,131

			205,869,116

ELECTRIC	1.3%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(f)		1,870,000	1,467,798
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(e),(f)		1,020,000	959,945
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a),(f)		1,600,000	1,356,000
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(e),(f)		2,637,000	2,250,307
Duke Energy Corp., 4.875% to 9/16/24(a),(e),(f)		2,300,000	2,067,108
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(f)		1,382,000	1,086,369
Southern California Edison Co., 6.981% (3 Month US LIBOR + 4.199%), Series E (FRN)(e),(h)		1,400,000	1,333,500
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(f)		3,236,000	2,632,130

			13,153,157

		Principal Amount		Value
ELECTRIC—FOREIGN	1.2%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(b),(f)		$11,667,000		$11,108,196
SSE PLC, 4.00% to 1/21/28 (United Kingdom)(e),(f),(j)		1,400,000		1,203,753

				12,311,949

FINANCIAL	3.0%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(a),(b),(f),(g)		1,424,000		1,211,544
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(f),(g)		2,365,000		1,845,719
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(e),(f)		4,370,000		3,215,591
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(b),(e),(f)		9,855,000		8,095,446
Charles Schwab Corp./The, 5.00% to 6/1/27(a),(e),(f)		2,860,000		2,577,575
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(e),(f)		6,183,000		6,043,882
Charles Schwab Corp./The, 7.602% (3 Month US LIBOR + 4.82%) (FRN)(a),(e),(h)		1,800,000		1,805,994
Discover Financial Services, 6.125% to 6/23/25, Series D(e),(f)		790,000		772,587
ILFC E-Capital Trust I, 5.115% (30 Year CMT + 1.55%), due 12/21/65, 144A (FRN) (TruPS)(g),(h)		3,009,000		1,964,426
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(e),(f),(j),(k)		2,000,000		1,821,040

				29,353,804

FOOD	1.0%
Dairy Farmers of America, Inc., 7.875%, Series B, 144A(a),(b),(e),(g),(i)		82,000	†	7,626,000
Land O’ Lakes, Inc., 7.00%, 144A(e),(g)		1,650,000		1,534,302
Land O’ Lakes, Inc., 7.25%, 144A(e),(g)		945,000		884,681

				10,044,983

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 6.623% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(b),(e),(h)		2,123,000		1,993,356

INSURANCE	8.3%
FINANCE	0.2%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144A(f),(g)		2,346,000		1,817,042

		Principal Amount	Value
LIFE/HEALTH INSURANCE	4.0%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(f),(g)		$4,070,000	$3,733,672
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(e),(f)		3,480,000	3,271,200
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(g)		2,381,000	2,547,670
MetLife, Inc., 9.25%, due 4/8/38, 144A(a),(b),(g)		7,665,000	8,868,487
MetLife, Inc., 10.75%, due 8/1/69(a),(b)		3,592,000	4,692,361
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(a),(f)		6,000,000	5,925,180
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a),(f)		4,540,000	4,246,110
SBL Holdings, Inc., 6.50% to 11/13/26, 144A(a),(e),(f),(g)		3,120,000	2,355,600
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(a),(e),(f),(g)		2,100,000	1,687,875
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(f)		948,000	920,854
Voya Financial, Inc., 6.125% to 9/15/23, Series A(e),(f)		1,800,000	1,748,972

			39,997,981

LIFE/HEALTH INSURANCE—FOREIGN	1.3%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(e),(f),(g)		5,200,000	5,048,906
Kyobo Life Insurance Co., Ltd., 5.90% to 6/15/27, 144A (South Korea)(e),(f),(g)		1,800,000	1,755,000
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(f),(j)		1,415,000	1,270,401
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(e),(f),(j),(k)		1,200,000	978,048
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(e),(f),(j),(k)		2,800,000	1,991,539
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(e),(f),(j),(k)		1,400,000	1,265,730
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)(f),(g)		800,000	703,500

			13,013,124

MULTI-LINE	0.2%
Hartford Financial Services Group, Inc./The, 5.03% (3 Month US LIBOR + 2.125%), due 2/12/47, Series ICON, 144A (FRN)(g),(h)		2,200,000	1,816,742

PROPERTY CASUALTY	1.0%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a),(f)		2,900,000	2,848,670
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(f)		2,975,000	2,420,202
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(f)		2,484,000	2,225,490
Markel Corp., 6.00% to 6/1/25(e),(f)		2,650,000	2,575,356

			10,069,718

		Principal Amount	Value
PROPERTY CASUALTY—FOREIGN	1.1%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(e),(f),(j),(k)		$2,200,000	$1,899,156
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(f),(j)		2,400,000	1,849,354
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(f),(j)		3,000,000	2,761,453
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(a),(e),(f),(g)		4,200,000	3,903,732
Sompo Japan Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)(f),(g)		615,000	611,695

			11,025,390

REINSURANCE	0.5%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a),(f)		1,475,000	1,201,520
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(f),(g)		4,850,000	3,657,909

			4,859,429

TOTAL INSURANCE			82,599,426

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.5%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(f)		4,290,000	2,980,306
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(f)		1,030,000	982,450
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(f),(j)		1,500,000	1,427,400

			5,390,156

OIL & GAS—FOREIGN	1.1%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(e),(f)		2,000,000	1,855,000
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(e),(f)		9,950,000	8,588,094

			10,443,094

		Principal Amount	Value
PIPELINES	0.6%
Energy Transfer LP, 6.50% to 11/15/26, Series H(e),(f)		$2,520,000	$2,201,482
Energy Transfer LP, 7.125% to 5/15/30, Series G(e),(f)		4,800,000	3,955,412

			6,156,894

PIPELINES—FOREIGN	3.8%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(f)		4,620,000	4,075,995
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(f)		4,012,000	3,594,847
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a),(f)		5,330,000	4,797,010
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)		1,914,000	1,848,252
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)		4,056,000	3,922,850
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a),(b),(f)		9,014,000	7,830,912
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(f)		2,592,000	2,251,137
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(f)		2,733,000	2,530,403
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(b),(f)		7,002,000	6,534,447

			37,385,853

REAL ESTATE—RETAIL—FOREIGN	0.9%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(a),(f),(g)		6,500,000	5,590,295
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(a),(f),(g)		4,000,000	3,261,280

			8,851,575

UTILITIES	2.2%
ELECTRIC	1.8%
Edison International, 5.00% to 12/15/26, Series B(a),(e),(f)		4,497,000	3,563,873
Edison International, 5.375% to 3/15/26, Series A(a),(e),(f)		3,860,000	3,184,500
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a),(b),(f)		2,407,000	2,102,087
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(a),(f)		3,360,000	2,648,442
Sempra Energy, 4.875% to 10/15/25(a),(e),(f)		6,430,000	5,995,975

			17,494,877

ELECTRIC—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a),(f)		4,368,000	3,576,999

		Principal Amount	Value
GAS—DISTRIBUTION	0.1%
South Jersey Industries, Inc., 5.02%, due 4/15/31		$1,040,000	$846,600

TOTAL UTILITIES			21,918,476

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$696,940,374)			618,726,396

		Ownership %*
PRIVATE REAL ESTATE—OFFICE	1.7%
Legacy Gateway JV LLC, Plano, TX(i)		33.6%	16,666,135

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			16,666,135

		Shares
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.47%(l)		13,481,349	13,481,349

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$13,481,349)			13,481,349

PURCHASED OPTION CONTRACTS (Premiums paid—$441,245)	0.0%		294,635

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,403,154,963)	143.8%		1,425,021,132
WRITTEN OPTION CONTRACTS (Premiums received—$278,116)	(0.1)		(812,105)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)
LIABILITIES IN EXCESS OF OTHER ASSETS	(43.7)		(432,886,069)

NET ASSETS (Equivalent to $20.82 per share based on 47,602,411 shares of common stock outstanding)	100.0%		$991,197,958

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Paid	Value
Call — Prologis, Inc.	$140.00	10/21/22	160	$1,625,600	$21,829	$397
Call — American Tower Corp.	240.00	11/18/22	79	1,696,130	38,033	23,305
			239	$3,321,730	$59,862	$23,702

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call — Prologis, Inc.	$145.00	10/21/22	(320)	$(3,251,200)	$(18,742)	$(509)
Call — American Tower Corp.	250.00	11/18/22	(158)	(3,392,260)	(39,668)	(22,910)
Call — Public Storage	320.00	12/16/22	(67)	(1,961,827)	(37,775)	(47,939)
Put — Digital Realty Trust Inc.	110.00	10/21/22	(175)	(1,735,650)	(34,604)	(217,875)
Put — Prologis, Inc.	110.00	10/21/22	(293)	(2,976,880)	(42,805)	(280,395)
Put — Welltower, Inc.	72.50	10/21/22	(255)	(1,640,160)	(35,238)	(211,721)
			(1,268)	$(14,957,977)	$(208,832)	$(781,349)

Over-the-Counter Option Contracts

Purchased Options Binary Options
Description	Counterparty	Exercise Price/Rate	Expiration Date	Notional Amount(n)	Premiums Paid	Value
Put — Euro Currency	Goldman Sachs International	0.985	11/17/22	$296,154	$77,000	$140,128
Put — Euro Stoxx Banks Index	Goldman Sachs International	EUR 65.00	11/18/22	293,634	78,101	32,527
				$589,788	$155,101	$172,655

Interest Rate Swaptions
Description	Counterparty	Exercise Price/Rate	Expiration Date	Notional Amount(o)	Premiums Paid	Value
Option to pay USD-SOFR-OIS Annually, Receive 3.00% Annually, maturing 1/19/33	Goldman Sachs International	3.00%	1/17/23	$13,652,000	$226,282	$98,278

Written Options Interest Rate Swaptions
Description	Counterparty	Exercise Price/Rate	Expiration Date	Notional Amount(o)	Premiums Paid	Value
Option to receive USD-SOFR-OIS Annually, Pay 2.50% Annually, maturing 1/19/33	Goldman Sachs International	2.50%	1/17/23	$(13,652,000)	$(69,284)	$(30,756)

Centrally Cleared Interest Rates

Notional Amount	Fixed Rate Payable		Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$105,000,000	0.670%		Monthly	3.014%(p)	Monthly	9/15/25	$10,072,189	$—	$10,160,507
87,500,000	1.240%		Monthly	2.656%(p)	Monthly	2/3/26	7,814,359	(23,985)	7,790,374
65,000,000	0.762%		Monthly	2.818%(p)	Monthly	9/15/26	7,696,438	—	7,755,839
105,000,000	1.237%(q	)	Monthly	1 Month LIBOR(q)	Monthly	9/15/27	12,062,757	—	12,062,757

							$37,645,743	$(23,985)	$37,769,477

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the nine months ended September 30, 2022.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	2,476,150	USD	1,887,468	10/4/22	$94,912
Brown Brothers Harriman	EUR	17,476,119	USD	17,603,695	10/4/22	476,222
Brown Brothers Harriman	GBP	3,000,000	USD	3,461,670	10/4/22	112,020
Brown Brothers Harriman	GBP	14,564,345	USD	16,934,547	10/4/22	672,728
Brown Brothers Harriman	USD	1,796,316	CAD	2,476,150	10/4/22	(3,761)
Brown Brothers Harriman	USD	17,109,121	EUR	17,476,119	10/4/22	18,352
Brown Brothers Harriman	USD	1,407,705	GBP	1,311,320	10/4/22	56,450
Brown Brothers Harriman	USD	18,085,716	GBP	16,253,025	10/4/22	61,598
Brown Brothers Harriman	CAD	2,455,217	USD	1,780,872	11/2/22	3,620
Brown Brothers Harriman	EUR	16,397,616	USD	16,083,880	11/2/22	(18,668)
Brown Brothers Harriman	GBP	15,682,334	USD	17,460,083	11/2/22	(61,025)
						$1,412,448

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*

Ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures. Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $906,898,010 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $403,148,378 in aggregate has been rehypothecated.

(c)	All or a portion of the security is pledged in connection with written option contracts. $29,947,303 in aggregate has been pledged as collateral.
(d)

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469. Security value is determined based on significant unobservable inputs Level 3).

(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed-rate coupon period.
(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $167,354,725 which represents 16.9% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Variable rate. Rate shown is in effect at September 30, 2022.
(i)	Security value is determined based on significant unobservable inputs (Level 3).
(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $62,608,644 which represents 6.3% of the net assets of the Fund, of which 0.0% are illiquid.

(k)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $201,542,164 which represents 20.3% of the net assets of the Fund (14.0% of the managed assets of the Fund).

(l)	Rate quoted represents the annualized seven-day yield.
(m)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(n)	Represents the nominal pay out amount.
(o)	Represents the notional amount of the underlying swap contract.
(p)	Based on 1-Month LIBOR. Represents rate in effect at September 30, 2022.
(q)	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 24, 2022 (effective date).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$87,554,447	$—	$4,822,545	(a)	$92,376,992
Other Industries	563,460,381	—	—		563,460,381
Preferred Securities—$25 Par Value:
Insurance—Life/Health Insurance	12,279,240	4,246,206	—		16,525,446
Other Industries	103,489,798		—		103,489,798
Preferred Securities—Capital Securities:
Banks	—	171,253,619	2,000,938	(b)	173,254,557
Food	—	2,418,983	7,626,000	(b)	10,044,983
Other Industries	—	435,426,856	—		435,426,856
Private Real State—Office	—	—	16,666,135	(c)	16,666,135
Short-Term Investments	—	13,481,349	—		13,481,349
Purchased Option Contracts	23,305	271,330	—		294,635

Total Investments in Securities(d)	$766,807,171	$627,098,343	$31,115,618		$1,425,021,132

Forward Foreign Currency Exchange Contracts	$—	$1,495,902	$—		$1,495,902
Interest Rate Swap Contracts	—	37,769,477	—		37,769,477

Total Derivative Assets(d)	$—	$39,265,379	$—		$39,265,379

Forward Foreign Currency Exchange Contracts	$—	$(83,454)	$—		$(83,454)
Written Option Contracts	(240,785)	(571,320)	—		(812,105)

Total Derivative Liabilities(d)	$(240,785)	$(654,774)	$—		$(895,559)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(c)

Private Real Estate, where observable inputs are limited, has been fair value by the valuation committee. pursunt to the fund’s fair value procedure and classified as Level 3 security. See Note 1-Portfolio Valuation.

(d)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Food	Private Real Estate— Office
Balance as of December 31, 2021	$6,136,507	$—	$—	$—
Purchase	—	—	—	30,428,348
Transfer into Level 3(a)	—	2,000,938	7,626,000	—
Return of capital distribution	—	—	—	(16,356,372)
Change in unrealized appreciation (depreciation)	(1,313,962)	—	—	2,594,159

Balance as of September 30, 2022	$4,822,545	$2,000,938	$7,626,000	$16,666,135

(a)	Transfers from Level 2 to Level 3 are due to a decrease in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine prices.

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $1,280,197.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2022	Valuation Technique	Unobservable Inputs	Amount		Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	4,822,545	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	21.3 15	x %	Increase Decrease
Private Real Estate—Office	16,666,135	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.00 6.00	% %	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre-determined amount of cash or nothing at all.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2022:

	Purchased Option Contracts(a)	Written Option Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$28,444,608	$47,868,776	$40,311,400

(a)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for binary option contracts represents the nominal payout amount. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.